UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2011

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania		16148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-981-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2011, F.N.B. Corporation (the Corporation) held its Annual Meeting of Shareholders. Shareholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The Corporation’s fourteen director nominees proposed by the Board of Directors were elected to serve until the 2012 Annual Meeting of Shareholders by the following vote of common shareholders:

			Broker
Director Nominee	For	Withheld	Non-Votes
William B. Campbell	76,798,127	1,302,114	17,664,808
Henry M. Ekker	76,776,863	1,323,378	17,664,808
Phillip E. Gingerich	76,892,253	1,207,988	17,664,808
Robert B. Goldstein	76,595,319	2,504,922	17,664,808
Stephen J. Gurgovits	76,890,299	1,209,942	17,664,808
Dawne S. Hickton	76,592,618	1,507,623	17,664,808
David J. Malone	75,556,308	2,543,933	17,664,808
D. Stephen Martz	76,958,973	1,141,268	17,664,808
Harry F. Radcliffe	77,018,146	1,082,095	17,664,808
Arthur J. Rooney, II	68,260,284	9,839,957	17,664,808
John W. Rose	71,687,808	6,412,433	17,664,808
Stanton R. Sheetz	77,024,689	1,075,552	17,664,808
William J. Strimbu	76,777,978	1,322,263	17,664,808
Earl K. Wahl, Jr.	76,935,022	1,165,219	17,664,808

As previously announced, Peter Mortensen did not seek re-election and retired from the Board of Directors after completing over 50 years of service with the Corporation.

Proposal 2 – Advisory Resolution on Executive Compensation

The advisory resolution on executive compensation was approved by a vote of the common shareholders of 72,709,697 shares voted for, 4,649,560 shares voted against and 761,202 abstentions. There were 17,664,808 broker non-votes for this proposal.

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation was approved by a vote of the common shareholders of 35,193,866 shares voted for every three years, 2,941,906 shares voted for every two years, 38,693,956 shares voted for every year and 1,290,731 abstentions. There were 17,664,808 broker non-votes for this proposal.

Proposal 4 – Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2011 was approved by a vote of the common shareholders of 94,353,974 shares voted for, 1,148,339 shares voted against and 282,954 abstentions. There were no broker non-votes for this proposal.

Proposal 5 – Approval and Adoption of the Amended F.N.B. Corporation 2007 Incentive Compensation Plan

The proposal to approve and adopt the amended F.N.B. Corporation 2007 Incentive Compensation Plan was approved by a vote of the common shareholders of 68,041,586 shares voted for, 8,327,467 shares voted against and 1,751,406 abstentions. There were 17,664,808 broker non-votes for this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

May 20, 2011	By:	Vincent J. Calabrese

Name: Vincent J. Calabrese
Title: Chief Financial Officer